                             ARK FUNDS RETAIL CLASS
                SUPPLEMENT TO THE PROSPECTUS DATED JUNE 30, 1995

Effective November 1, 1995 all references in the prospectus dated June 30, 1995 of ARK Funds (the "Fund") to "Fidelity Distributors Corporation" ("Fidelity Distributors") as administrator and distributor of the Fund are hereby replaced with SEI Financial Management Corporation and SEI Financial Services Company, respectively, and all references to "Mutual Funds Service Company" ("MFSC") as transfer agent of the Fund are hereby replaced with SEI Financial Management Corporation.

The following information is hereby added to the "Administrator" section of the Fund's prospectus dated June 30, 1995: "As Administrator of the Fund, SEI Financial Management Corporation is entitled to receive an annual fee of .13% of the aggregate average daily net assets of the Fund, paid monthly, for services performed under the Administration Agreement dated November 1, 1995 between SEI Financial Management Corporation and the Fund. The Administrator has voluntarily agreed to waive a portion of its fee on certain Portfolios of the Fund in order to limit total operating expenses of such Portfolios. SEI Financial Management Corporation and SEI Financial Services Company are located at 680 E. Swedesford Road, Wayne, PA 19087".

The following section to be labeled "Custodian" is hereby added to the Fund's prospectus dated June 30, 1995: "The First National Bank of Maryland is custodian (the "Custodian") for the securities and cash of the Fund. Under the Custody Agreement between the Fund and the Custodian, the Custodian holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. For the services provided to the Fund pursuant to the Custody Agreement, the Fund pays the Custodian a monthly fee at the annual rate of .015% of the average daily net assets of the Fund. The Custodian also charges the Fund transaction handling fees ranging from $5 to $75 per transaction and receives reimbursement for out-of-pocket expenses."


Effective February 1, 1996 the Tax-Free Money Market Portfolio, U.S. Treasury Money Market Portfolio, Income Portfolio, and Growth and Income Portfolio will begin to pay a portion of the 12b-1 fees which are permitted under the Distribution Plan. Therefore the following replaces the corresponding sections found under the heading "Summary of Portfolio Expenses" on page 2 of the prospectus dated June 30, 1995.


The expense summary format below was developed for use by all mutual funds to help you make your investment decisions. You should consider this expense information along with other important information, including each Portfolio's investment objectives, performance (if any) and financial highlights.


ARKR-95-5                                                       February 1, 1996

BS2871A-9506

A. SHAREHOLDER TRANSACTION EXPENSES -- RETAIL CLASS
----------------------------------------------------------
MAXIMUM SALES LOAD IMPOSED ON PURCHASES (AS A PERCENTAGE OF THE OFFERING PRICE):
--------------------------------------------------------------------------------


Money Market Portfolios                                                         None
Income Portfolio, Maryland Tax-Free Portfolio,
Growth and Income Portfolio, Capital Growth Portfolio and Special Equity
  Portfolio                                                                     0.00%*
Sales Load Imposed on Reinvested Dividends -- all Portfolios                    None
Deferred Sales Load Imposed on Redemption -- all Portfolios                     None
Redemption Fee -- all Portfolios                                                None
Exchange Fee -- all Portfolios                                                  None



* Sales loads are being waived for all purchases of Retail Class shares of Income Portfolio (at 4.50%), Maryland Tax-Free Portfolio (at 4.50%), Growth and Income Portfolio (at 4.75%), Capital Growth Portfolio (at 4.75%) and Special Equity Portfolio (at 4.75%). These sales load waivers will be in effect at least through June 1996.


B. ESTIMATED ANNUAL RETAIL CLASS OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):
--------------------------------------------------------------------------------


                                                                                            TOTAL
                                                ADVISORY       12B-1        OTHER         OPERATING
                                                  FEE          FEE**       EXPENSES       EXPENSES
                                                --------       -----       --------       ---------
U.S. Treasury Money Market Portfolio(2)           .19%*         .26%*        .18%           0.63%*
U.S. Government Money Market Portfolio(1)         .14%*         .06%*        .18%           0.38%*
Money Market Portfolio                            .10%*         .31%*        .15%*          0.56%*
Tax-Free Money Market Portfolio(2)                .08%*         .26%*        .14%*          0.48%*
Income Portfolio                                  .50%          .20%*        .45%           1.15%*
Growth and Income Portfolio                       .55%          .20%*        .53%           1.28%*
Capital Growth Portfolio                          .00%***       .00%*        .44%           0.44%*
Special Equity Portfolio(1)                       .60%          .55%         .34%           1.49%
Maryland Tax-Free Portfolio(1)                    .50%          .45%         .24%           1.19%


* After waivers.
** Includes Distribution Fee and Shareholder Servicing Fee.

*** The .60% advisory fee for Capital Growth Portfolio has been waived through the end of 1996.


(1) The Retail Class of this Portfolio has not commenced operations as of February 1, 1996.


(2) The Tax-Free Money Market Portfolio and U.S. Treasury Money Market Portfolio each began accruing .05% in 12b-1 fees on February 1, 1996 with subsequent incremental increases of .05% on March 1, 1996, April 1, 1996 and May 1, 1996.


ARKR-95-5                                                       February 1, 1996

C. EXAMPLE: You would pay the following expenses on a $1,000 investment in the Shares assuming (1) 5% annual return, (2) redemption at the end of each time period, and (3) fee waivers continue at the same levels for each time period.


----------------------------------------------------------------------------------------------------
                                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                   ------       -------       -------       --------
U.S. Treasury Money Market Portfolio                  $6          $20           $35            $79
U.S. Government Money Market Portfolio                 4           12            21             48
Money Market Portfolio                                 6           18            31             70
Tax-Free Money Market Portfolio                        5           15            27             60
Income Portfolio                                      12           37            63            140
Growth and Income Portfolio                           13           41            70            155
Capital Growth Portfolio                               5           14            25             55
Special Equity Portfolio                              15           47            81            178
Maryland Tax-Free Portfolio                           12           38            65            144
----------------------------------------------------------------------------------------------------


EXPLANATION OF TABLE: The purpose of the table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as a result of an investment in the Shares. (For a more complete discussion of the various costs and expenses, see "Management of the Fund". As more fully described under the heading "Purchases, Exchanges and Redemptions," the Shares are currently available exclusively through qualified securities brokers or financial institutions ("Investment Professionals"). You should also consider the effects of any charges imposed by Investment Professionals.

A. SHAREHOLDER TRANSACTION EXPENSES represent charges paid when you purchase, redeem or exchange Shares. If you exchange Shares of one Portfolio for Shares of another Portfolio that charges a higher sales charge, a differential sales charge may apply.


B. ANNUAL OPERATING EXPENSES (RETAIL CLASS) are based on the Retail Class' projected expenses for the year. Advisory fees are paid by each Portfolio to First Maryland for managing its investments. Rule 12b-1 fees are comprised of distribution fees and shareholder servicing fees. Distribution fees are paid to SEI Financial Services Company for services and expenses in connection with the distribution of the Shares. Shareholder servicing fees are paid to Investment Professionals for services and expenses in connection with providing individual assistance to Retail Class shareholders. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD") due to 12b-1 fees. The Retail Class of each Portfolio incurs other expenses for certain administrative services such as maintaining shareholder records, furnishing shareholder statements and reports, and for other services. First Maryland has voluntarily agreed to waive .06% of its advisory fee for U.S. Treasury Money Market Portfolio, .11% of its advisory fee for U.S. Government Money Market Portfolio, .15% of its advisory fee for Money Market Portfolio and .17% of its advisory fee for Tax-Free Money Market Portfolio and all of its advisory fee for Capital Growth Portfolio. SEI Financial Management Corporation has voluntarily agreed to waive .018% of its administration fee for Money Market Portfolio and
 .033% of its administration fee for Tax-Free Money Market Portfolio. For the Retail Class of each of the ARK Money Market Funds, .09% of the .15% shareholder servicing



ARKR-95-5                                                       February 1, 1996
fee is waived. For the Retail Class of U.S. Government Money Market Portfolio, all .25% of its distribution fee is waived. A portion of the distribution fee is being waived for the Retail Class of U.S. Treasury Money Market Portfolio and Tax Free Money Market Portfolio. A portion of the distribution fees and all shareholder servicing fees are being waived for Income Portfolio and Growth and Income Portfolio. All distribution fees and shareholder servicing fees are being waived for Capital Growth Portfolio. There can be no assurance that waivers will continue at the stated levels or otherwise throughout the entire current fiscal year. Expenses eligible for waiver do not include interest, taxes, brokerage commissions (if any), or extraordinary expenses.



Absent such waivers, estimated Advisory Fees, 12b-1 Fees, Other Expenses and Total Operating Expenses would be: .25%, .40%, .18% and .83% (U.S. Treasury Money Market Portfolio); .25%, .40%, .18% and .83% (U.S. Government Money Market Portfolio); .25%, .40%, .17% and .82% (Money Market Portfolio); .25%, .40%, .21%
and .86% (Tax-Free Money Market Portfolio); .50%, .45%, .45% and 1.40% (Income Portfolio); .55%, .55%, .53% and 1.63% (Growth and Income Portfolio); .60%,
 .55%, .44% and 1.59% (Capital Growth Portfolio); .60%, .55%, .34% and 1.49%
(Special Equity Portfolio); and .50%, .45%, .24% and 1.19% (Maryland Tax-Free Portfolio). Advisory Fees, 12b-1 Fees, and Other Expenses are reflected in the Retail Class share price or dividends and are not charged directly to individual shareholder accounts. Please refer to the section entitled "Management of the Fund" for further information.


The following supplements the first paragraph of the section "INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS":

Each Portfolio can use various techniques to manage its investment exposure. These techniques may involve derivative transactions.

The following paragraph replaces the first paragraph found in the subsection "MONEY MARKET PORTFOLIO" on page 6 of the section "INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS":

The investment objective of MONEY MARKET PORTFOLIO is to maximize current income and provide liquidity and security of principal by investing in a broad range of short-term, high-quality U.S. dollar-denominated debt securities ("Money Market Instruments"). Such Money Market Instruments include, but are not limited to:
U.S. Government Securities; custodial receipts evidencing future interest or principal payments on U.S. Government Securities; obligations of domestic or foreign banks including bankers' acceptances, time deposits and certificates of deposit ("CDs"); commercial paper (including variable and floating rate instruments); corporate obligations; and asset backed securities and indexed securities -- each with 397 days or less remaining to maturity. Money Market Portfolio may invest more than 25% of its total assets in certain obligations of domestic banks. Money Market Portfolio may engage in repurchase and reverse repurchase agreements and may enter into when-issued or delayed-delivery transactions. The Portfolio normally may not invest more than 5% of its total assets in the securities (other than U.S. Government securities) of any single issuer. Under certain conditions, however, the Portfolio may invest up to 25% of its total assets in first tier securities of a single issuer for up to three days.

The following paragraph replaces the first paragraph found in the subsection "TAX-FREE MONEY MARKET PORTFOLIO" on page 6 of the section "INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS":

The investment objective of TAX-FREE MONEY MARKET PORTFOLIO is to provide a high level of interest income by investing primarily in high-quality municipal obligations that are exempt from federal income taxes. The Portfolio

ARKR-95-5                                                       February 1, 1996
attempts to invest 100% of its assets in securities exempt from federal income tax (not including the alternative minimum tax), and maintains a fundamental policy that at least 80% of its income will, under normal market conditions, be exempt from federal income tax, including the federal alternative minimum tax.

The following supplements the information found under the heading "SALES
CHARGES":


Sales loads are being waived for all purchases of Retail Class shares of Income Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Special Equity Portfolio, and Maryland Tax-Free Portfolio. This sales load waiver will be in effect at least through June 1996.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


ARKR-95-5                                                       February 1, 1996

ARK FUNDS -- RETAIL CLASS
--------------------------------------------------------------------------------
PROSPECTUS
JUNE 30, 1995
--------------------------------------------------------------------------------

ARK Funds (the "Fund") is a registered open-end management investment company that offers nine diversified investment portfolios and one non-diversified investment portfolio. These ten investment portfolios encompass a selection of money market, fixed-income, equity and international portfolios.

Each of the investment portfolios listed below (the "Portfolios") offers a Retail Class of shares. The First National Bank of Maryland ("First Maryland") serves as investment advisor to the Portfolios. Shares of the Retail Class of each of the Portfolios (the "Shares") are offered through this Prospectus. The Shares are offered to all investors seeking professionally managed mutual funds investing through an investment professional. A brief description of each Portfolio whose shares are offered through this Prospectus follows.

U.S. TREASURY MONEY MARKET PORTFOLIO, U.S. GOVERNMENT MONEY MARKET PORTFOLIO, AND MONEY MARKET PORTFOLIO each seek to maximize current income and provide liquidity and security of principal. Each of these money market Portfolios seeks to maintain a constant net asset value per share of $1.00.

TAX-FREE MONEY MARKET PORTFOLIO seeks to provide a high level of interest income, exempt from federal income taxes, as is consistent with a portfolio of high quality, short-term municipal obligations selected on the basis of liquidity and stability of principal. This Portfolio seeks to maintain a constant net asset value per share of $1.00.

An investment in a money market Portfolio is neither insured nor guaranteed by the U.S. government. There can be no assurance that any money market Portfolio will maintain a stable net asset value per share of $1.00.

INCOME PORTFOLIO seeks to provide a high level of current income with a secondary objective of capital growth, consistent with reasonable risk, by investing primarily in a broad range of fixed-income securities within the standards of quality and maturity prescribed.

GROWTH AND INCOME PORTFOLIO seeks to achieve long-term total returns from both capital appreciation and current income by investing in a broad range of stocks, bonds, and cash equivalents.

CAPITAL GROWTH PORTFOLIO seeks to achieve long-term capital appreciation by investing primarily in common stock and securities convertible into common stock.

SPECIAL EQUITY PORTFOLIO seeks to achieve capital appreciation by investing primarily in securities of companies believed by First Maryland to be "special equities." "Special equities" include equity securities of: (1) a company with a market capitalization of $1.2 billion or less at the time of the Portfolio's investment and deemed by the Portfolio manager to have above average growth potential; or (2) a company experiencing a "special situation"; that is, an unusual and possibly non-repetitive development taking place in that company.

MARYLAND TAX-FREE PORTFOLIO seeks to achieve high current income that is free from federal income tax and the Maryland state and county income taxes by investing primarily in municipal securities.

This Prospectus is designed to provide you with information that you should know before investing. Please read and retain this document for future reference. A Statement of Additional Information (SAI) (dated June 30, 1995) and the Financial Statements (including portfolio listing) for the fiscal period ended April 30, 1995 have been filed with the Securities and Exchange Commission ("SEC") and are incorporated herein by reference. This Statement and the Annual Report are available upon request without charge by calling 1-800-ARK-FUND.

SHARES OF EACH PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, FIRST MARYLAND OR ANY DEPOSITORY INSTITUTION. SHARES ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

Summary of Portfolio Expenses.................     2
Financial Highlights..........................     3
Investment Objectives, Policies and Risk
  Considerations..............................     5
Performance...................................    13
Portfolio Transactions and Valuation..........    14
Purchases, Exchanges and Redemptions..........    15
Management of the Fund........................    18
Tax Matters...................................    21
General Information...........................    23
Appendix......................................    24

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                    ARKPROR-6/95
                                                                   BS-2870A-9506

SUMMARY OF PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

     The expense summary format below was developed for use by all mutual funds to help you make your investment decisions. You should consider this expense information along with other important information, including each Portfolio's investment objectives, performance (if any) and financial highlights.

A. SHAREHOLDER TRANSACTION EXPENSES -- RETAIL CLASS
--------------------------------------------------------------------------------

                       MAXIMUM SALES LOAD IMPOSED ON PURCHASES
                       (AS A PERCENTAGE OF THE OFFERING PRICE)
-------------------------------------------------------------------------------------
Money Market Portfolios..............................................................    None
Income Portfolio and Maryland Tax-Free Portfolio.....................................    4.50%
Growth and Income Portfolio, Capital Growth Portfolio and Special Equity Portfolio...    4.75%
Sales Load Imposed on Reinvested Dividends -- all Portfolios.........................    None
Deferred Sales Load Imposed on Redemption -- all Portfolios..........................    None
Redemption Fee -- all Portfolios.....................................................    None
Exchange Fee -- all Portfolios.......................................................    None

B. ESTIMATED ANNUAL RETAIL CLASS OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):
--------------------------------------------------------------------------------

                                                                                                   TOTAL
                                                    ADVISORY                        OTHER        OPERATING
                                                      FEE         12b-1 FEE*       EXPENSES      EXPENSES
                                                    --------      -----------      --------      ---------
U.S. Treasury Money Market Portfolio.............      .25%           .40%            .71%          1.36%
U.S. Government Money Market Portfolio...........      .25            .40             .71           1.36
Money Market Portfolio...........................      .25            .40             .25            .90
Tax-Free Money Market Portfolio..................      .25            .40             .71           1.36
Income Portfolio.................................      .50            .45             .73           1.68
Growth and Income Portfolio......................      .55            .55             .71           1.81
Capital Growth Portfolio.........................      .60            .55             .74           1.89
Special Equity Portfolio.........................      .60            .55             .64           1.79
Maryland Tax-Free Portfolio......................      .50            .45             .60           1.55

* Includes Distribution Fee and Shareholder Service Fee.

C. EXAMPLE: You would pay the following expenses on a $1,000 investment in the Shares assuming (1) 5% annual return and (2) redemption at the end of each time period:
--------------------------------------------------------------------------------

                                                           1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                                           ------      -------      -------      --------
U.S. Treasury Money Market Portfolio....................    $ 14        $  43        $  74         $164
U.S. Government Money Market Portfolio..................      14           43           74          164
Money Market Portfolio..................................       9           29           50          111
Tax-Free Money Market Portfolio.........................      14           43           74          164
Income Portfolio........................................      61*          96*         132*         235*
Growth and Income Portfolio.............................      65*         102*         141*         250*
Capital Growth Portfolio................................      66*         104*         145*         258*
Special Equity Portfolio................................      65*         101*         140*         248*
Maryland Tax-Free Portfolio.............................      60*          92*         126*         221*

--------------------------------------------------------------------------------

* Reflects imposition of maximum sales charge at the beginning of the period.

     EXPLANATION OF TABLE: The purpose of the table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as a result of an investment in the Shares. (For a more complete discussion of the various costs and expenses, see "Management of the Fund"). As more fully described under the heading "Purchases, Exchanges and Redemptions," the Shares are currently available exclusively through qualified securities brokers or financial institutions ("Investment Professionals"). You should also consider the effects of any charges imposed by Investment Professionals.

     A. SHAREHOLDER TRANSACTION EXPENSES represent charges paid when you purchase, redeem or exchange Shares. If you exchange Shares or direct dividends of one Portfolio to another Portfolio which charges a higher sales charge, a differential sales charge may apply.

     B. ANNUAL OPERATING EXPENSES (RETAIL CLASS) are based on the Retail Class' projected expenses for the year. Advisory Fees are paid by each Portfolio to First Maryland for managing its investments. Rule 12b-1 Fees are comprised of distribution fees and shareholder service fees. Distribution fees are paid to Fidelity Distributors Corporation ("Fidelity Distributors") for services and expenses in connection with the distribution of the Shares. Shareholder service fees are paid to qualified securities brokers or financial institutions ("Investment Professionals") for services and expenses in connection with providing individual assistance to Retail Class shareholders. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD") due to 12b-1 fees. The Retail Class of each Portfolio incurs Other Expenses for certain administrative services such as maintaining shareholder records, furnishing shareholder statements and reports, and for other services.

     Advisory Fees, 12b-1 Fees, and Other Expenses are reflected in the Retail Class' share price or dividends and are not charged directly to individual shareholder accounts. Please refer to the section entitled "Management of the Fund" for further information.

     C. EXAMPLE. The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Estimated Annual Retail Class Operating Expenses" remain the same in the years shown. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than shown.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The following tables provide information about the financial history of the Retail Class of each Portfolio, except for Special Equity Portfolio and Maryland Tax-Free Portfolio, which Portfolios are anticipated to commence operations on or about the date of this Prospectus. These tables express the information in terms of a single share outstanding throughout the period. The data is for the fiscal period ended April 30, 1995 and has been audited by KPMG Peat Marwick L.L.P., independent accountants for the Fund. Their report on the financial statements and financial highlights is included in the Annual Report, which is incorporated by reference into the Statement of Additional Information.

                                                                                                 TAX-FREE
                                                                       MONEY MARKET            MONEY MARKET
                                                                        PORTFOLIO               PORTFOLIO
                                                                   --------------------    --------------------
                                                                       Retail Class            Retail Class
                                                                   --------------------    --------------------
                                                                                Period                  Period
                                                                                 from                    from
                                                                     Year      March 2,      Year      March 15,
                                                                    ended       1994**      ended       1994**
                                                                    April      to April     April      to April
                                                                   30, 1995    30, 1994    30, 1995    30, 1994
                                                                   --------    --------    --------    --------
SELECTED PER-SHARE DATA
Net asset value, beginning of period...........................    $1.000      $1.000      $1.000      $1.000
                                                                   ------      ------      ------      ------
Income from investment operations:
Net interest income............................................     0.046       0.004       0.027       0.002
Distributions:
Net interest income............................................    (0.046)     (0.004)     (0.027)     (0.002)
                                                                   ------      ------      ------      ------
Net asset value, end of period.................................    $1.000      $1.000      $1.000      $1.000
                                                                   ======      ======      ======      ======
TOTAL RETURN#..................................................      4.69%+      0.42%+#     2.74%+      0.20%+#
                                                                   ======      ======      ======      ======
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)..........................   $51.081      $   12      $2,491      $   50
Ratio of expenses to average daily net assets(1)...............      0.45%       1.16%*      0.75%       1.25%*
Ratio of net interest income to average daily net assets.......      4.88%       2.26%*      2.68%       1.20%*

---------------

   * Annualized.
  ** Commencement of operations
   + Total return would have been lower had certain fees not been waived during the period.
   # Total returns for periods of less than one year are not
     annualized.
 (1) During the period, certain fees were voluntarily waived. The ratio of expenses to average daily net assets had such waiver
     not occurred is as follows................................      0.97%     592.55%*      2.94%      32.17%**

                                                                   GROWTH AND           CAPITAL GROWTH
                                           INCOME PORTFOLIO     INCOME PORTFOLIO          PORTFOLIO
                                           ------------------   ----------------     ------------------
                                             Retail Class         Retail Class           Retail Class
                                           ------------------   ----------------     ------------------
                                                   Period from         Period from          Period from
                                                    April 13,           March 9,              March 9,
                                            Year     1994**     Year     1994**      Year     1994**
                                           ended       to      ended       to        ended      to
                                          April 30, April 30, April 30, April 30,   April 30, April 30,
                                           1995++     1994      1995      1994        1995      1994
                                           ------    ------    ------    ------      ------    ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period....   $9.62     $9.69     $10.15    $10.62      $10.18    $10.89
                                           ------    ------    ------    ------      ------    ------
Income from investment operations:
Net investment income...................    0.55      0.02       0.27      0.01        0.08      0.00
Net realized and unrealized gain (loss)
 on investments.........................    0.05     (0.06)      0.05     (0.43)       0.18     (0.71)
                                           ------    ------    ------    ------      ------    ------
Total from investment operations........    0.60     (0.04)      0.32     (0.42)       0.26     (0.71)
                                           ------    ------    ------    ------      ------    ------
Distributions:
Net investment income...................   (0.47)    (0.03)     (0.24)    (0.05)      (0.08)     0.00
Net realized gain.......................   (0.03)     0.00      (0.19)     0.00       (0.18)     0.00
                                           ------    ------    ------    ------      ------    ------
Total distributions.....................   (0.50)    (0.03)     (0.43)    (0.05)      (0.26)     0.00
                                           ------    ------    ------    ------      ------    ------
Net asset value, end of period..........   $9.72     $9.62     $10.04    $10.15      $10.18    $10.18
                                           ======    ======    ======    ======      ======    ======
TOTAL RETURN#...........................    6.45%+   (0.41)%+#   3.33%+   (3.95)%+#    2.74%+   (6.52)%+#
                                           ======    ======    ======    ======      ======    ======
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)...    $296      $ 30       $549      $166        $404       $87
Ratio of expenses to average daily net
 assets(1)..............................    1.23%     1.72%*     1.26%     1.86%*      1.23%     1.92%*
Ratio of net investment income to
 average daily net assets...............    5.66%     3.95%*     2.83%     1.36%*      0.86%    (0.27)%
Portfolio turnover rate.................      73%       20%*       81%       37%*       182%       41%*

---------------

 *  Annualized
 ** Commencement of operations
 +  Total return does not include the one
    time sales charge. Total return would
    have been lower had certain fees not
    been waived during the period.
 ++ Calculation is based on average shares
    outstanding.
  # Total returns for periods of less than
    one year are not annualized.
(1) During the period, certain fees were
    voluntarily waived. The ratio of
    expenses to average daily net assets
    had such waivers not occurred is as
    follows.............................   27.63%    55.35%*     5.80%    15.08%*      9.73%    30.78%*

INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS
--------------------------------------------------------------------------------

     The Fund currently consists of ten investment portfolios with a variety of investment objectives and policies. One of the ten Portfolios, International Equity Portfolio, is not offered to Retail Class investors. As the investment advisor to each of the Portfolios whose Shares are offered through this Prospectus, First Maryland is responsible for providing a continuous investment program in accordance with each Portfolio's investment objective and policies. Except for each Portfolio's investment objective and those policies identified as fundamental, each Portfolio's policies are not fundamental. Non-fundamental policies may be changed without shareholder approval. Further information relating to the types of securities in which each Portfolio may invest and the investment policies of each Portfolio in general is set forth in the Appendix to this Prospectus. As is the case with any investment in securities, an investment in a Portfolio involves certain risks and there can be no assurance a Portfolio will achieve its investment objective. By itself, no one Portfolio constitutes a balanced investment plan. From time to time, a Portfolio, to the extent consistent with its investment objective, policies, restrictions and applicable law, may invest in securities of companies with which First Maryland and/or its affiliates has a lending relationship.

     U.S. TREASURY MONEY MARKET PORTFOLIO, U.S. GOVERNMENT MONEY MARKET PORTFOLIO, MONEY MARKET PORTFOLIO AND TAX-FREE MONEY MARKET PORTFOLIO (the "ARK Money Market Portfolios") each seek to maximize current income and provide liquidity and security of principal by investing in high-quality, short-term, U.S. dollar-denominated instruments determined by First Maryland to present minimal credit risks in accordance with guidelines adopted by the Fund's Board of Trustees (the "Board"). The ARK Money Market Portfolios each will seek to maintain a net asset value per share ("NAV") of $1.00, will limit their investments to securities with remaining maturities of 397 days or less, and will maintain a dollar-weighted average maturity of 90 days or less. In determining a security's maturity for purposes of calculating the Portfolios' average maturity, estimates of the expected time for principal to be paid may be used. An estimated maturity can be substantially shorter than its stated final maturity.

     Although the ARK Money Market Portfolios' policies are designed to help maintain a stable $1.00 share price, all money market instruments can change in value when interest rates or issuers' creditworthiness change, or if an issuer or guarantor of a security fails to pay interest or principal when due. If these changes in value were large enough, a Portfolio's share price could fall below $1.00. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields.

U.S. TREASURY MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of U.S. Treasury Money Market Portfolio is to maximize current income and provide liquidity and security of principal by investing in instruments which are issued or guaranteed as to principal and interest by the U.S. government and thus constitute direct obligations of the United States. As a non-fundamental operating policy, the Portfolio intends to invest 100% of its total assets in U.S. Treasury bills, notes, and bonds and will limit its investments to U.S. Treasury obligations that pay interest that is specifically exempt from state and local taxes under federal law.

U.S. GOVERNMENT MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of U.S. Government Money Market Portfolio is to maximize current income and provide security of principal by investing in instruments which are issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities ("U.S. Government Securities"), or in repurchase agreements backed by such instruments. As a non-fundamental policy, 100% of the Portfolio's assets will be invested in U.S. Government securities, and in repurchase agreements collateralized by such securities. U.S. Government Securities include U.S. Treasury bills, notes, and bonds, and obligations issued by federal agencies such as the Export-Import Bank of the United States, the General Services Administration, the Government National Mortgage

Association, and the Small Business Administration. Obligations issued or guaranteed as to principal and interest by U.S. government agencies or instrumentalities include instruments issued by the Federal Home Loan Bank, Federal Farm Credit Bank and Federal National Mortgage Association. The Portfolio may enter into when-issued or delayed-delivery transactions. The Portfolio normally may not invest more than 5% of its total assets in the securities (other than U.S. government securities) of any single issuer. Under certain conditions, however, the Portfolio may invest up to 25% of its total assets in first tier securities of a single issuer for up to three days.

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of Money Market Portfolio is to maximize current income and provide liquidity and security of principal by investing in a broad range of short-term, high-quality U.S. dollar-denominated debt securities ("Money Market Instruments"). Such Money Market Instruments include, but are not limited to: U.S. Government Securities; custodial receipts evidencing future interest or principal payments on U.S. Government Securities; obligations of domestic or foreign banks including bankers' acceptances, time deposits and certificates of deposit ("CDs"); commercial paper (including variable and floating rate instruments); corporate obligations; and asset backed securities and indexed securities with 397 days or less remaining to maturity. Money Market Portfolio may invest more than 25% of its total assets in certain obligations of domestic banks. Money Market Portfolio may engage in repurchase and reverse repurchase agreements and may enter into when-issued or delayed-delivery transactions.

     The Portfolio may invest in U.S. dollar-denominated obligations of U.S. banks and foreign branches of U.S. banks ("Eurodollars"), U.S. branches and agencies of foreign banks ("Yankee dollars"), and foreign branches of foreign banks. See the Appendix for more information.

     At least 95% of the assets of Money Market Portfolio will be invested in securities that have received the highest rating assigned by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one such rating organization has assigned a rating, such single organization. Up to 5% of the Portfolio's assets may be invested in securities that have received ratings in the second highest category by any two NRSROs or, if only one such rating organization has assigned a rating, such single organization. The Portfolio may also acquire unrated securities determined by First Maryland to be comparable in quality to rated securities in accordance with guidelines adopted by the Fund's Board.

TAX-FREE MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of TAX-FREE MONEY MARKET PORTFOLIO is to provide a high level of interest income by investing primarily in high-quality municipal obligations that are exempt from federal income taxes. The Portfolio attempts to invest 100% of its assets in securities exempt from federal income tax (not including the alternative minimum tax), and maintains a fundamental policy that at least 80% of its income will, under normal market conditions, be exempt from federal income tax, including the federal alternative minimum tax. The Portfolio normally may not invest more than 5% of its total assets in the securities (other than U.S. government securities) of any single issuer. Under certain conditions, however, the Portfolio may invest up to 25% of its total assets in first tier securities of a single issuer for up to three days.

     The Portfolio invests in high quality, short-term municipal securities but also may invest in high quality, long-term fixed, variable, or floating rate instruments (including tender option bonds) that have demand features or interest rate adjustment features that result in interest rates, maturities, and prices similar to short-term instruments. The Portfolio's investments in municipal securities may include tax, revenue, or bond anticipation notes; tax-exempt commercial paper; general obligation or revenue bonds (including municipal lease obligations and resource recovery bonds); and zero coupon bonds. The Portfolio may enter into when-issued and delayed-delivery transactions and may purchase securities that are subject to restrictions on resale.

     Municipal securities are issued to raise money for various public purposes, including general purpose financing for state and local governments as well as financing for specific projects or public facilities. Municipal securities may be backed by the full taxing power of a municipality or by the revenues from a specific project or the credit of a private organization. Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. First Maryland monitors the financial condition of parties (including insurance companies, banks, and corporations) whose creditworthiness is relied upon in determining the credit quality of securities the Portfolio may purchase.

     A demand feature is a put that entitles the security holder to repayment of the principal amount of the underlying security on no more than 30 days' notice at any time or at specified intervals. A standby commitment is a put that entitles the security holder to same-day settlement at amortized cost plus accrued interest.

     Issuers or financial intermediaries who provide demand features or standby commitments often support their ability to buy securities on demand by obtaining letters of credit ("LOCs") or other guarantees from banks. LOCs also may be used as credit supports for other types of municipal instruments. First Maryland may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by an LOC. In evaluating a foreign bank's credit, First Maryland will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

     First Maryland anticipates that the Portfolio will be as fully invested as is practicable in municipal obligations. However, the Portfolio reserves the right for temporary defensive purposes to invest without limitation in taxable Money Market Instruments. There may be occasions when, as a result of maturities of portfolio securities or sales of Portfolio shares, or in order to meet anticipated redemption requests, the Portfolio may hold cash which is not earning income.

     At least 95% of the assets of Tax-Free Money Market Portfolio will be invested in securities that have received the highest rating assigned by any two NRSROs or, if only one such rating organization has assigned a rating, such single organization. The Portfolio may also acquire unrated securities determined by First Maryland to be comparable in quality to rated securities in accordance with guidelines adopted by the Board.

     The Portfolio may invest up to 25% of its net assets in a single issuer's securities. The Portfolio may invest any portion of its assets in industrial revenue bonds ("IRBs") backed by private companies, and may invest up to 25% of its total assets in IRBs related to a single industry. The Portfolio also may invest 25% or more of its total assets in tax-exempt securities whose revenue sources are from similar types of projects, e.g., education, electric utilities, health care, housing, transportation, water, sewer, and gas utilities. There may be economic, business or political developments or changes that affect all securities of a similar type. Therefore, developments affecting a single issuer or industry, or securities financing similar types of projects, could have a significant effect on the Portfolio's performance.

     Yields on municipal obligations depend on a variety of factors, including the general conditions of the money markets and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Municipal obligations with longer maturities tend to produce higher yields and generally are subject to potentially greater price fluctuations than obligations with shorter maturities.

INVESTMENT LIMITATIONS FOR THE ARK MONEY MARKET PORTFOLIOS
--------------------------------------------------------------------------------

     The following summarizes the principal investment limitations of each of the ARK Money Market Portfolios. A complete listing is contained in the Statement of Additional Information. With the exception of limitations 3(b) and 4(b), these limitations are fundamental and may only be changed with shareholder approval.

     1. Each ARK Money Market Portfolio may not, with respect to 75% of its assets, invest more than 5% of the total market value of its assets in the securities of any one issuer, other than U.S. Government Securities.

     2. Each ARK Money Market Portfolio may not purchase the securities of one issuer (other than U.S. Government Securities) if more than 25% of its total assets would be invested in the same industry. Money Market Portfolio may, however, invest 25% or more of its assets in obligations of domestic banks.

     3. Each ARK Money Market Portfolio (a) may borrow money from a bank for temporary or emergency purposes or by engaging in reverse repurchase agreements, but not in an amount exceeding 33 1/3% of its total assets; and (b) will not purchase securities when borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

     4. Each ARK Money Market Portfolio (a) may not make a loan if more than 33 1/3% of its total assets would be lent to other parties; and (b) each of U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio and Tax-Free Money Market Portfolio do not currently intend to lend portfolio securities.

INCOME PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of INCOME PORTFOLIO is to seek a high level of current income, with a secondary objective of capital growth, consistent with reasonable risk, by investing primarily in a broad range of fixed-income securities. As a non-fundamental operating policy, the Portfolio intends to invest 65% of its total assets in fixed-income securities. Fixed-income securities acquired by the Portfolio may include income-producing securities of all types, including bonds, notes, mortgage securities, government and government agency obligations, zero coupon securities, convertible securities, foreign securities, indexed securities, and asset-backed securities. The Portfolio may engage in short sales "against the box" and may buy and sell options on securities, futures contracts and options on such contracts. The Portfolio may also invest in the shares of other investment companies, as permitted by the Investment Company Act of 1940 (the "1940 Act").

     Income Portfolio normally will invest in investment grade debt securities (including convertible securities) rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), those securities rated BBB or higher by Standard & Poor's Ratings Group ("S&P"), or those securities with equivalent ratings by other NRSROs. Bonds rated Baa or BBB may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Portfolio also may purchase unrated securities that are deemed by First Maryland to be of comparable quality to rated issues. The Portfolio may, however, invest up to 5% of its total assets in lower quality debt securities. First Maryland believes that holdings in such securities, sometimes referred to as junk bonds, may offer worthwhile investment opportunities. See the Statement of Additional Information for a more complete discussion of such investments.

     Common stocks acquired through exercise of conversion rights or warrants or acceptance of exchange or similar offers ordinarily will not be retained by the Portfolio. Orderly disposition of such common stocks will be made consistent with the judgment of First Maryland as to the best price available.

     In making investment decisions for Income Portfolio, First Maryland will consider factors in addition to current yield, including preservation of capital, the potential for realizing capital appreciation, maturity and yield to maturity. First Maryland will monitor the Portfolio's investments in particular securities or in types of debt securities in response to its appraisal of changing economic conditions and trends, and may sell securities in anticipation of a market decline or purchase securities in anticipation of a market rise.

     Fixed-income securities (except for securities with floating or variable interest rates) are generally considered to be interest rate sensitive, which means that their value (and the Portfolio's share price) will tend to decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer-term securities and are less affected by changes in interest rates. The average maturity of the Portfolio's debt obligations will vary depending on market conditions.

     Changes in the values of the Portfolio's investments will generally not affect the income derived from such investments, but will affect the Portfolio's share price. Income Portfolio's share price, yield and total return will fluctuate, and you may have a gain or loss when redeeming Shares.

GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of GROWTH AND INCOME PORTFOLIO is to seek long-term total returns from both capital appreciation and current income by investing in a diversified portfolio of stocks, debt securities, and cash equivalents.

     The Portfolio's common stock investments may include foreign and domestic issues of larger, well-established companies, as well as medium-sized and smaller companies. The prices of small company stocks may fluctuate more than those of large company stocks due to risks related to more limited product lines, markets or financial resources. These conditions may make smaller companies more susceptible to setbacks and reversals and, therefore, their securities may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies. The Portfolio may also invest in preferred stock, convertible securities, may engage in short sales "against the box," and may buy and sell options on securities, futures contracts and options on such contracts. The Portfolio may also invest in the shares of other investment companies, as permitted by the 1940 Act.

     Debt securities acquired by the Portfolio may include mortgage or asset-backed securities, corporate issues, indexed securities, and U.S. Government Securities. The Portfolio normally will invest in investment grade debt securities (including convertible securities) rated Baa or higher by Moody's, those securities rated BBB or higher by S&P, or those securities with equivalent ratings by other NRSROs. Bonds rated Baa or BBB may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Portfolio also may purchase unrated securities that are deemed by First Maryland to be of comparable quality to rated issues. The Portfolio may, however, invest up to 5% of its total assets in lower quality debt securities. First Maryland believes that holdings in such securities, sometimes referred to as junk bonds, may offer worthwhile investment opportunities. See the Statement of Additional Information for a more complete discussion of such investments. The average maturity of the Portfolio's debt obligations will vary depending on market conditions.

     Growth and Income Portfolio emphasizes long-term total return from capital appreciation and current income. Although it is not a policy of the Portfolio to engage in short-term trading, First Maryland may dispose of securities without regard to the length of time held if First Maryland believes such action will benefit the Portfolio. Although First Maryland will consider the potential for income in selecting investments for the Portfolio, the Portfolio is generally not intended to achieve a high level of income at a rate comparable to fixed income portfolios. The Portfolio may adjust its investments based on First Maryland's interpretation of underlying economic, financial, and security trends; however, the Portfolio's ability to make such adjustments successfully will depend on First Maryland's ability to predict such market trends. Growth and Income Portfolio's share price, yield and total return will fluctuate, and you may have a gain or loss when redeeming Shares.

CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of CAPITAL GROWTH PORTFOLIO is to seek long-term capital appreciation by investing primarily in common stock and securities convertible into common stock.

     Capital Growth Portfolio seeks capital appreciation from a broadly diversified portfolio of common stocks, and securities convertible into common stock. First Maryland may also seek capital appreciation on behalf of the Portfolio by investing up to 35% of its assets in other types of securities, including preferred stock, debt securities, asset-backed securities, indexed securities, and may, on behalf of the Portfolio, engage in short sales "against the box" and buy and sell options on securities, futures contracts and options on such contracts. Debt securities (including convertible securities) in which the Portfolio invests will normally be rated Baa or higher by Moody's or BBB or higher by S&P, or will receive equivalent ratings by other NRSROs. Bonds rated Baa or BBB may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Portfolio may also purchase unrated securities that are deemed by First Maryland to be of comparable quality to rated issues. The Portfolio may, however, invest up to 5% of its total assets in lower quality debt securities. First Maryland believes that holdings in such securities, sometimes referred to as junk bonds, may offer worthwhile investment opportunities. See the Statement of Additional Information for a more complete discussion of such investments. The Portfolio is expected to produce modest dividend or interest income. This income will be incidental to the Portfolio's primary objective.

     It is the Portfolio's policy to invest in the securities of both well-known, established companies and smaller, less well-known companies. The prices of small company stocks may fluctuate more than those of larger companies due to risks related to more limited product lines, markets or financial resources. These conditions may make smaller companies more susceptible to setbacks and reversals and, therefore, their securities may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies. The Portfolio will invest in securities that First Maryland believes offer above-average growth potential based on their fundamental strength. First Maryland considers many factors when evaluating the overall quality of a security for investment by the Portfolio, including a company's current financial strength, earnings momentum, and relative value. The Portfolio may also invest in the shares of other investment companies, as permitted by the 1940 Act.

     Capital Growth Portfolio's share price and return will tend to fluctuate in response to changes in the stock market and investors may have a gain or loss when redeeming Shares. While First Maryland purchases securities for the Portfolio that it believes present the greatest opportunity for growth, some securities held by the Portfolio may not perform well during certain market cycles and may not respond to general market movements to the same extent as other securities.

SPECIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of SPECIAL EQUITY PORTFOLIO is to achieve capital appreciation by investing primarily in securities of companies believed by First Maryland to be "special equities." As used in this Prospectus, "special equities" include equity securities of: (1) a company with a market capitalization of $1.2 billion or less at the time of the Portfolio's investment and deemed by the Portfolio manager to have above average growth potential; or
(2) a company experiencing a "special situation"; that is, an unusual and possibly non-repetitive development taking place in that company. The Portfolio will invest in securities that First Maryland believes offer above-average growth potential based on their fundamental strength.

     A "special situation" may involve one or more of the following characteristics:

     - a technological advance or discovery, the offering of a new or unique product or service, or changes in consumer demand or consumption forecasts.

     - changes in the competitive outlook or growth potential of an industry or a company within an industry, including changes in the scope or nature of foreign competition or the development of an emerging industry.

     - new or changed management or material changes in management policies or corporate structure.

     - significant economic or political occurrences abroad, including changes in foreign or domestic import and tax laws or other regulations.

     - other events, including natural disasters, favorable litigation settlements, or a major change in demographic patterns.

     In seeking capital appreciation, the Portfolio also may invest in securities of companies that are not special equities, but which are companies with valuable fixed assets and whose securities are believed by First Maryland to be undervalued in relation to the companies' assets, earnings, or growth potentials. As a non-fundamental policy, the Portfolio normally will invest at least 65% of its total assets in special equities, as defined above.

     First Maryland intends to invest primarily in common stocks and securities that are convertible into common stocks; however, under normal market conditions, the Portfolio also may invest up to 35% of its total assets in debt securities of all types and quality if First Maryland believes that investing in these securities will result in capital appreciation. As a non-fundamental investment policy, the Portfolio may invest in lower rated, high-yielding debt securities (sometimes referred to as "junk bonds"), although it intends to limit its investments in these securities to 35% of its total assets. The Portfolio also may invest in unrated securities. Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. The Portfolio may invest up to 35% of its total assets in foreign securities of all types and may enter into forward currency contracts for the purpose of managing exchange rate risks and to facilitate transactions in foreign securities. The Portfolio may purchase or engage in indexed securities, illiquid instruments, loans and other direct debt instruments, options and futures contracts, repurchase agreements, securities loans, restricted securities, swap agreements, warrants, real estate-related instruments and zero coupon bonds. Further information about the Portfolio's investment policies can be found in the Statement of Additional Information.

     Investing in domestic and foreign companies with market capitalization of $1.2 billion or less carries more risk than investing in larger companies. Their reliance on limited product lines, markets, financial resources, or other factors may make small capitalization companies more susceptible to setbacks or downturns. As a result, their stock prices may be particularly volatile.

     Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign securities may be unwilling to repay principal and interest when due, and may require that the conditions for repayment be renegotiated. All these factors can make foreign investments, especially those in developing countries, more volatile.

     The Portfolio spreads investment risk by limiting its holdings in any one company or industry. First Maryland may use various investment techniques to hedge the Portfolio's risks, but there is no guarantee that these strategies will work as First Maryland intends. When you sell your shares, they may be worth more or less than what you paid for them.

     First Maryland normally invests the Portfolio's assets according to its investment strategy. The Portfolio expects to be fully invested under most market conditions. The Portfolio also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes when, in First Maryland's judgment, a more conservative approach to investment is desirable.

MARYLAND TAX-FREE PORTFOLIO
--------------------------------------------------------------------------------

     The investment objective of MARYLAND TAX-FREE PORTFOLIO is to achieve high current income that is free from federal income tax and the Maryland state and county income taxes by investing primarily in municipal securities judged by First Maryland to be of investment-grade quality, although it can also invest in lower-quality securities. The Portfolio has no restrictions on maturity, but it generally invests in medium- and long-term bonds and maintains a dollar-weighted average maturity of 7-10 years. In determining a security's maturity for purposes of calculating the Portfolio's average maturity, estimates of the expected time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity. First Maryland normally invests at least 65% of the Portfolio's total assets in Maryland municipal securities, and normally invests, as a matter of fundamental policy, so that at least 80% of the Portfolio's income is free from federal income tax, including the federal alternative minimum tax.

     The Portfolio's performance is affected by the economic and political conditions within the state of Maryland. The ability of issuers to repay their debt can be affected by many factors that impact the economic vitality of either the state or a region within the state. Maryland's rate of economic growth has been slower in the early 1990's than it had been during the 1980's. State revenues in recent years have been less than expected and, because Maryland's constitution requires a balanced budget, expenditures were cut.

     The Portfolio's yield and share price change daily and are based on changes in interest rates, market conditions, and other economic and political news and on the quality and maturity of its investments. In general, bond prices rise when interest rates fall, and vice versa. This effect is usually more pronounced for longer-term securities. Lower-quality securities offer higher yields, but also carry more risk. The Portfolio may invest up to 5% of its total assets in lower-quality debt securities. First Maryland may use various investment techniques to hedge the Portfolio's risks, but there is no guarantee that these strategies will work as intended. When you sell your Shares of the Portfolio, they may be worth more or less than what you paid for them.

     If you are subject to the federal alternative minimum tax, you should note that the Portfolio may invest some of its assets in municipal securities issued to finance private activities. The interest from these investments is a tax-preference item for purposes of the tax.

     First Maryland normally invests the Portfolio's assets according to its investment strategy and does not expect to invest in federally or state taxable obligations. The Portfolio also reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.

ADDITIONAL INVESTMENT POLICIES OF INCOME PORTFOLIO, GROWTH AND INCOME PORTFOLIO, CAPITAL GROWTH PORTFOLIO, SPECIAL EQUITY PORTFOLIO AND MARYLAND TAX-FREE PORTFOLIO
--------------------------------------------------------------------------------

     For temporary defensive purposes, Income Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Special Equity Portfolio and Maryland Tax-Free Portfolio (the "ARK Non-Money Market Portfolios") may invest all or a portion of their respective assets in Money Market Instruments. In addition, for temporary defensive purposes, Maryland Tax-Free Portfolio may invest more than normally permitted in taxable obligations.

     The ARK Non-Money Market Portfolios, except Maryland Tax-Free Portfolio, may invest up to 25% of their respective assets in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), and securities issued by foreign companies and foreign governments. Maryland Tax-Free Portfolio may not invest in assets in these securities. Foreign investments may be less liquid or more volatile than domestic investments, and may be denominated in foreign currencies. The value of these investments will fluctuate with changes in exchange rates between those currencies and the U.S. dollar. See the Appendix for further information on investing in foreign securities.

     The value of each Portfolio's securities will fluctuate in response to market conditions and the value of a Share in each ARK Non-Money Market Portfolio may vary. Investors should review the investment objective and policies of each Portfolio and carefully consider their ability to assume any risk involved in purchasing Shares of each Portfolio.

INVESTMENT LIMITATIONS FOR THE ARK NON-MONEY MARKET PORTFOLIOS
--------------------------------------------------------------------------------

     The following summarizes each of the ARK Non-Money Market Portfolios' principal investment limitations. A complete listing is contained in the Statement of Additional Information. With the exception of limitation 3(b), these limitations are fundamental and may only be changed with shareholder approval.

     1. Except Maryland Tax-Free Portfolio, the ARK Non-Money Market Portfolios may not, with respect to 75% of a Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if as a result, (a) more than 5% of a Portfolio's total assets would be invested in the securities of that issuer, or (b) a Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

     2. The ARK Non-Money Market Portfolios may not purchase a security if, as a result, more than 25% of a Portfolio's total assets would be invested in securities of a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

     3. Each ARK Non-Money Market Portfolio (a) may borrow money from a bank for temporary or emergency purposes or by engaging in reverse repurchase agreements, but not in an amount exceeding 33 1/3% of its total assets; and (b) will not purchase securities when borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

     4. Each ARK Non-Money Market Portfolio may not make a loan if more than 33 1/3% of its assets would be lent to other parties.

PERFORMANCE
--------------------------------------------------------------------------------

     The performance of each class of shares of each Portfolio may be quoted in advertising in terms of yield, effective yield or total return. In addition, the tax-equivalent yield may be quoted for shares of Tax-Free Money Market Portfolio and for shares of Maryland Tax-Free Portfolio. All types of performance are based on historical results and are not intended to indicate future performance.

     The YIELD of shares of the ARK Money Market Portfolios, Income Portfolio and Maryland Tax-Free Portfolio is calculated by dividing the net investment income earned by the shares over a 7-day period (for the ARK Money Market Portfolios) and a 30-day period (for Income Portfolio and Maryland Tax-Free Portfolio), by the average number of shares entitled to receive dividends and expressing the result as an annualized percentage rate based on each share price at the end of the 7- and 30-day periods, respectively. The effective yield is calculated similarly, but assumes that the income earned from the investment is reinvested. The EFFECTIVE YIELD will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Because yield accounting methods differ from the methods used for other accounting purposes, the yields of shares of the ARK Money Market Portfolios, Income Portfolio and Maryland Tax-Free Portfolio may not equal their respective distribution rates, the income paid to your account or the income reported in the financial statements of the Retail Class of the relevant Portfolio.

     A TAX-EQUIVALENT YIELD shows the approximate taxable yield that would have to be earned before taxes to equal a tax-free yield. A tax-equivalent yield is calculated by dividing the shares' tax-exempt yield by the result of one minus a stated federal and/or state tax rate. If only a portion of a Portfolio's income was tax-exempt, only that portion is adjusted in the calculation.

     TOTAL RETURNS are based on the overall dollar or percentage change in value of a hypothetical investment in a class and assumes that all distributions are reinvested. A CUMULATIVE TOTAL RETURN reflects a class' performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN reflects the hypothetical annually compounded return that would have produced the same cumulative total return if a class' performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in a class' return, it should be recognized that they are not the same as actual year-by-year results. When a class of a Portfolio quotes an average annual return covering a period of less than one year, the calculation assumes that the performance will remain constant for the rest of the year. Since this may or may not occur, average annual returns should be viewed as hypothetical rather than actual performance figures.

     For additional performance information, please contact your Investment Professional or Fidelity Distributors for a free Annual Report and Statement of Additional Information.

PORTFOLIO TRANSACTIONS AND VALUATION
--------------------------------------------------------------------------------

     Subject to the general supervision of the Board, First Maryland is responsible for placing orders for securities transactions for each Portfolio. Transactions for the ARK Money Market Portfolios, Income Portfolio and Maryland Tax-Free Portfolio, as well as purchases of debt securities for Growth and Income Portfolio and Capital Growth Portfolio, are expected to occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally effected on a net basis and do not involve payment of brokerage commissions. Securities transactions for Capital Growth Portfolio and Special Equity Portfolio, and transactions involving equity securities for Growth and Income Portfolio will normally be conducted through brokerage firms entitled to receive commissions for effecting such transactions. The Portfolios have no obligation to enter into securities transactions with any particular dealer, issuer, underwriter or other entity. In placing orders for the Portfolios, it is the policy of First Maryland to obtain the most favorable execution. Where such execution may be obtained from more than one broker or dealer, securities transactions may be directed at higher commission rates to those who provide research, statistical and other information to First Maryland. If more than one Portfolio or another account managed by First Maryland are purchasing or selling the same security, such orders may be aggregated in the interest of achieving the most favorable execution.

     The Portfolios have authorized First Maryland to allocate transactions to some broker-dealers who help distribute the Portfolios' shares. First Maryland may make such allocations if commissions are comparable to those charged by non-affiliated, qualified broker-dealers for similar services.

     The frequency of portfolio transactions, the portfolio turnover rate, will vary from year to year depending on market conditions. For the fiscal period ending April 30, 1995, the portfolio turnover rates for the ARK Non-Money Market Portfolios were: 73% for Income Portfolio; 81% for Growth and Income Portfolio; and 182% for Capital Growth Portfolio. The portfolio turnover rate for the fiscal year ended April 30, 1996 is estimated to be 200% for Special Equity Portfolio and 20% for Maryland Tax-Free Portfolio. Because a higher turnover rate increases transaction costs and may increase taxable capital gains, First Maryland carefully weighs the anticipated benefits of short-term investing against these consequences.

     Money market obligations are generally traded in the over-the-counter market through dealers. A dealer is a securities firm or bank which makes a market for such securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. The selection of such dealers is generally made based upon the price, quality of execution services and research provided. Money market securities purchased and sold by each ARK Money Market Portfolio will be traded on a net basis (i.e., without commission) through dealers acting for their own account and not as agents or will involve transactions directly with the issuer of the instrument.

     VALUATION. The NAV of the Shares of each Portfolio is calculated by adding the Retail Class's pro rata share of the value of all securities and other assets attributable to a Portfolio, deducting the Retail Class's pro rata share of Portfolio-level liabilities, deducting Retail Class-specific liabilities, and dividing the result by the number of Shares outstanding. Those assets that are traded on an exchange or in the over-the-counter market are valued based upon market quotations. Short-term obligations with maturities of 60 days or less are valued at amortized cost. Other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the supervision of the Board. Assets in the ARK Money Market Portfolios are valued based upon the amortized cost method. Although each ARK Money Market Portfolio seeks to maintain an NAV of $1.00 for the Shares, there can be no assurance that this NAV will not vary.

     Non-money market securities are valued on the basis of market quotations or, if quotations are not readily available, by a method that the Board believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service approved by the Board based primarily upon information concerning market transactions and dealer quotations for similar securities. Foreign securities held by a Portfolio are valued on the basis of quotations from the primary U.S. market in which they are traded or, if not traded on a U.S. market, then their primary foreign market and are translated from foreign market quotations into U.S. dollars using current exchange rates.

     PRICING OF SHARES. The Portfolios are open for business and their NAVs are calculated each day that the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of New York are open ("Business Day"). Your purchase of shares of an ARK Money Market Portfolio must be made in federal funds or other readily available funds and will be processed at the NAV next calculated after your order is received and accepted by the Transfer Agent. Your purchase of an ARK Non-Money Market Portfolio will be processed at the public offering price next calculated after your order is received and accepted by the Transfer Agent. The NAVs of the ARK Non-Money Market Portfolios are determined at the close of business of the NYSE, normally 4:00 p.m. Eastern Time ("4:00 p.m."). The NAVs of U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio are determined at 12:00 noon Eastern Time ("12:00 noon") and the close of business of the NYSE, normally 4:00 p.m. The NAVs of U.S. Government Money Market Portfolio and Money Market Portfolio are determined at 1:30 p.m. Eastern Time ("1:30 p.m.") and the close of business of the NYSE, normally 4:00 p.m. Shares purchased at 12:00 noon and 1:30 p.m. begin to earn dividends that Business Day. Shares purchased at 4:00 p.m. are eligible to earn dividends on the following Business Day.

PURCHASES, EXCHANGES AND REDEMPTIONS
--------------------------------------------------------------------------------

WHO MAY INVEST?
--------------------------------------------------------------------------------

     Retail Class Shares are designed for all investors seeking professionally managed mutual funds. All investors in the Shares will be required to establish a brokerage account with an Investment Professional, such as First Maryland Brokerage Corporation, that has a clearing brokerage arrangement with National Financial Services Corporation.

HOW DO I SET UP AN ACCOUNT?
--------------------------------------------------------------------------------

     You may set up an account through your Investment Professional. Please visit your nearby First Maryland Brokerage Corporation office or call 1-800-842-2265 for information on opening a brokerage account to invest in Shares of a Portfolio. The program materials/brokerage account application from your Investment Professional should be read in conjunction with this Prospectus. An Investment Professional may impose additional charges for its services and limitations may apply.

HOW DO I INVEST?
--------------------------------------------------------------------------------

     To invest in any Portfolio of the Fund, please visit with a First Maryland brokerage representative located in most First National Bank and York Bank Trust offices, or call your investment professional. Payments for Shares of each ARK Money Market Portfolio must be made in federal funds or other funds immediately available to each Portfolio. An order for the purchase of Shares paid for in such available funds will become effective on the day of receipt of the order by the transfer agent and are entitled to that day's dividend if received prior to 12:00 noon for U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio, or 1:30 p.m. for Money Market Portfolio and U.S. Government Money Market Portfolio. If a purchase order, together with such available funds, is received after 12:00 noon for U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio, or 1:30 p.m. for Money Market Portfolio and U.S. Government Money Market Portfolio, but before 4:00 p.m., such purchases will receive the NAV determined at 4:00 p.m. and will begin earning dividends the following Business Day. If an order or payment is received after 4:00 p.m., an investor will receive the next determined NAV the following Business Day. Each Portfolio reserves the right to reject any purchase order.

     Purchase orders for Income Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Special Equity Portfolio and Maryland Tax-Free Portfolio received by the transfer agent prior to 4:00 p.m. will receive that day's public offering price (NAV plus a sales charge). Shares of Income Portfolio will begin to earn dividends on the Business Day following the date the purchase is accepted. It is the responsibility of your Investment Professional to transmit your order to purchase and redeem Shares to the transfer agent before the next-determined NAV calculation on a Business Day in order for you to receive the next-determined share price. Each Portfolio reserves the right to reject any purchase order.

ADDITIONAL INVESTMENT REQUIREMENTS
--------------------------------------------------------------------------------

     The minimum initial investment is $1,000 per Portfolio. Subsequent investments may be in any amount of $100 or more. If your total investment in a Portfolio falls below $500 due to redemption and you do not increase your total investment, your account may be closed and the proceeds mailed to you at the address on record. You will be given 30 days' notice to reestablish the minimum investment. Shares will be redeemed at the last calculated NAV on the day the account is closed.

     You may initiate any transaction by telephoning your Investment Professional. No Portfolio or its agents will be responsible for any losses resulting from unauthorized transactions if such Portfolio or agents follow reasonable procedures designed to verify the identity of the caller. Your Investment Professional may request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. No certificates representing shares will be issued.

SALES CHARGES
--------------------------------------------------------------------------------

     There are no sales charges imposed on the ARK Money Market Portfolios. For the ARK Non-Money Market Portfolios, the following table shows total sales charges:
--------------------------------------------------------------------------------

                                                                                           GROWTH & INCOME,
                                                     INCOME PORTFOLIO AND                 CAPITAL GROWTH AND
                                                 MARYLAND TAX-FREE PORTFOLIO          SPECIAL EQUITY PORTFOLIOS
                                               --------------------------------    --------------------------------
                                                                  PROFESSIONAL                        PROFESSIONAL
                                                SALES CHARGE       CONCESSION       SALES CHARGE       CONCESSION
                                                 AS A % OF         AS A % OF         AS A % OF         AS A % OF
                                               OFFERING PRICE    OFFERING PRICE    OFFERING PRICE    OFFERING PRICE
                                               --------------    --------------    --------------    --------------
Less than $50,000...........................        4.50%             4.05%             4.75%             4.28%
$50,000 to less than $100,000...............        4.00              3.60              4.50              4.05
$100,000 to less than $250,000..............        3.00              2.70              3.50              3.15
$250,000 to less than $500,000..............        2.50              2.25              2.50              2.25
$500,000 to less than $1,000,000............        2.00              1.80              2.00              1.80
$1,000,000 to less than $3,000,000..........        1.00              0.90              1.00              0.90
$3,000,000 to less than $5,000,000..........        0.50              0.45              0.50              0.45
$5,000,000 and above........................        0.00              None              0.00              None

--------------------------------------------------------------------------------

     Reduced sales charges are applicable to purchases of Shares in amounts of $50,000 or more. To obtain the applicable reduction of the sales charge, please consult your Investment Professional at the time of purchase. Sales charges do not apply to Shares purchased by directors, officers, employees or retirees of First Maryland or of any of its bank-holding-company affiliates.

HOW DO I EXCHANGE SHARES?
--------------------------------------------------------------------------------

     An exchange is a convenient way to buy and sell Shares of another Portfolio registered in your state. Retail Class Shares may be exchanged for Retail Class Shares of another Portfolio. The redemption will be made at the next determined NAV of the Shares to be redeemed after the exchange request is received by the transfer agent. In order to exchange into another Portfolio, the $1,000 minimum initial investment must be met.

     Each exchange between Portfolios actually represents the sale of Shares of one Portfolio and the purchase of Shares in another, which may produce a gain or loss for tax purposes. In order to protect each Portfolio's performance and its shareholders, First Maryland discourages frequent exchange activity in response to short-term market fluctuations. Each Portfolio reserves the right to modify or withdraw the exchange privilege or to suspend the offering of shares in any class without notice to shareholders if, in First Maryland's judgment, a Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Each Portfolio also reserves the right to reject any specific purchase order, including certain purchases by exchange.

     If Shares are exchanged for Shares of another Portfolio with a higher sales charge than that paid for the Shares being exchanged, you will pay a sales charge equal to the difference between those sales charges.

     An exchange between the Retail Class and the Institutional and Institutional II Classes of any Portfolio is generally not permitted, except that exchanges between the classes will be permitted should a Retail Class shareholder become eligible to purchase Institutional Class shares. For example, a Retail Class shareholder may establish a trust account that is eligible to purchase shares of the Institutional Class. In this case, an exchange will be permitted between the Retail Class of a Portfolio and the Institutional Class of that same Portfolio at NAV, without the imposition of a sales load (if any), fee or other charge. An exchange from the Institutional Class of a Portfolio to the Retail Class of that same Portfolio will occur automatically when an Institutional Class shareholder becomes ineligible to invest in the Institutional Class. First Maryland will provide at least thirty days' notice of any such exchange at NAV, without the imposition of a sales load (if any), fee, or other charge. After the exchange, the exchanged shares will be subject to all fees applicable to the Retail Class. In the event that a shareholder declines to accept an automatic exchange, and if the shareholder does not meet the requirements for investing in Institutional Class shares, each Portfolio and First Maryland and its affiliates each reserve the right to redeem the shares upon expiration of the thirty-day period. Each Portfolio reserves the right to require shareholders to complete an application or other documentation in connection with the exchange. The Fund has received a tax private letter ruling from the Internal Revenue Service that certain exchanges will occur as non-taxable events. See your Investment Professional for additional information.

HOW DO I REDEEM SHARES?
--------------------------------------------------------------------------------

     You may redeem all or a portion of your Shares on any Business Day. Call your Investment Professional with redemption requests. Shares will be redeemed at the NAV next calculated after the transfer agent has received the redemption request from your Investment Professional. It is the responsibility of your Investment Professional to transmit promptly your order to redeem Shares to the transfer agent. Shares redeemed on any Business Day for each Portfolio will receive the dividends declared, if any, through the time of redemption. If a Portfolio account is closed, any declared but unpaid dividends will be paid at the beginning of the following month.

     ADDITIONAL REQUIREMENTS: When the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or when any emergency circumstances exist that the SEC determines merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. When the NYSE or the Federal Reserve Bank of New York closes early, the Portfolios reserve the right to advance the time on any such day by which purchase and redemption orders must be received. To the extent portfolio securities are traded in other markets on days which are not Business Days of the Fund, the NAV of the Shares of a Portfolio may be affected on days when investors do not have access to such Portfolio to purchase or redeem Shares. If a shareholder redeems all the Shares of a Portfolio in an account, the shareholder will receive, in addition to the value thereof, any declared but unpaid distributions thereon at the beginning of the following month.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     TAX-SHELTERED RETIREMENT PLANS: Retirement plans may offer some of the best tax breaks available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in any of the Portfolios (with the exception of Tax-Free Money Market Portfolio and Maryland Tax-Free Portfolio) under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Minimums
may differ from those listed on page   . Plans include Individual Retirement
Accounts ("IRAs"), Rollover IRAs, Keogh Plans, and Simplified Employee Pension Plans.

     DISTRIBUTION OPTIONS: Each ARK Money Market Portfolio earns interest from its investments. This interest, after payment of expenses, is passed along to shareholders as income dividends. Income dividends for each such Portfolio are declared daily and paid monthly. Each ARK Non-Money Market Portfolio earns dividends from stocks and interest from bond, money market, and other investments. These dividends and interest, after payment of expenses, are passed along as income dividends. Income dividends for Income Portfolio and Maryland Tax-Free Portfolio are declared and paid monthly; for Growth and Income Portfolio are declared and paid quarterly; and for Capital Growth Portfolio and Special Equity Portfolio are declared and paid annually. Net realized capital gains, if any, for any Portfolio, are declared and paid annually.

     When you fill out your brokerage account application, you can specify how you want to receive your distributions. Currently, there are three available options:

     1. The SHARE OPTION reinvests income dividends and capital gain distributions, if any, in additional Shares of the same Portfolio. Reinvestment of income and capital gain distributions will be made at the NAV after the next payment. If you do not indicate a choice on your application, you will be assigned this option.

     2. The CASH OPTION. Each dividend and capital gain distribution, if any, will be credited to your account in the manner specified for settlement on your account application.

     3. The INCOME-EARNED OPTION. For the ARK Non-Money Market Portfolios, your capital gain distributions will be automatically reinvested in Shares of the same Portfolio, and your dividend, if any, will be credited to your account in the manner specified for settlement on your account application.

     AUTOMATIC ASSET BUILDER: This program offers a simple way to maintain a regular investment program. You may arrange automatic transfers (minimum $100 per transaction) from your bank account to your brokerage account on a periodic basis. When you participate in the Automatic Asset Builder, the minimum initial investment in each Portfolio is $1,000. This program is unavailable for the ARK Money Market Portfolios. You will receive written confirmation when you set up your program participation, or any time you make a change to your participation. You may change the amount of your automatic investment, skip an investment, or stop your Automatic Asset Builder investment by calling your Investment Professional at least three business days prior to your next scheduled investment date.

     STATEMENTS AND REPORTS: You will receive a quarterly (or, if there has been account activity, monthly) statement. You will also receive a statement after each trading transaction in your account. A consolidated IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive financial reports of any Portfolio in which you are invested.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

     First Maryland, 25 South Charles Street, Baltimore, MD 21203, provides investment advisory services to each Portfolio subject to the general supervision of the Board. Pursuant to an Investment Advisory Contract ("Advisory Agreement") dated April 12, 1993, First Maryland is entitled to receive for its advisory services payment at an annual rate based on the following fee schedule: ARK Money Market Portfolios: .25% of each such Portfolio's average daily net assets; Income Portfolio: .50% of average daily net assets; Growth and Income Portfolio: .55% of average daily net assets; Capital Growth Portfolio:
 .60% of average daily net assets; Special Equity Portfolio: .60% of average daily net assets; and Maryland Tax-Free Portfolio: .50% of average daily assets. First Maryland, in its sole discretion, may waive all or any portion of its advisory fee for any Portfolio. Any such voluntary waiver will increase such Portfolio's yield for the period during which the waiver is in effect.

     First Maryland, established in 1806, had total assets of approximately $9.3 billion as of March 31, 1995, and is a wholly-owned subsidiary of First Maryland Bancorp, which is a subsidiary of Allied Irish Banks, p.l.c. First Maryland Bancorp was organized in 1974 as a bank holding company registered under the Federal Bank Holding Company Act of 1956 and files annual and periodic reports with the SEC under the Securities Exchange Act of 1934. (See "Banking Law Matters" on page 18.) First Maryland has experience as an investment advisor to individual, corporate, and institutional advisory clients, pension plans and collective investment funds, with approximately $33.9 billion in assets under administration, $4.3 billion of which were assets under investment management as of March 31, 1994. First Maryland has managed mutual funds since June 1993.

PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

     James M. Hannan is a vice president of First Maryland and has been the portfolio manager for the ARK Money Market Portfolios since June 1993. He is also responsible for the management of several separately managed institutional portfolios which he has managed since 1992. Prior to 1987 he served as the Treasurer for the City of Hyattsville, Maryland.

     Susan S. Schnaars, vice president of First Maryland, has been the portfolio co-manager for Income Portfolio since September 1994 and is the portfolio manager for Maryland Tax-Free Portfolio. From May 1994 until September 1994, she was the portfolio manager of Income Portfolio. Ms. Schnaars is also responsible for managing several commingled funds (taxable and tax-free) and several large institutional accounts. Prior to 1992, Ms. Schnaars managed institutional and commingled fixed-income portfolios, including the RAF Fixed Income Fund for PNC Investment Management and Research (formerly known as Provident National Bank).

     Charles E. Knudsen, CFA, is a vice president for First Maryland and has been the portfolio manager for Growth and Income Portfolio since July 1993. He follows several equity industry groups. In addition, he is a senior portfolio manager for key, tax-free institutional accounts, including pension and profit sharing plans, foundations, and endowments. Mr. Knudsen has eight years of investment management experience.

     H. Giles Knight, senior vice president of First Maryland, has been the portfolio manager of Capital Growth Portfolio since January 1995 and is the portfolio manager of Special Equity Portfolio. He also serves as Director of Equity Research of First Maryland. Prior to joining First Maryland, Mr. Knight was with ASB Capital Management, a subsidiary of NationsBank from 1990 to 1994. He was the Director of Special Equity Investments, Capital Markets Division where he was responsible for one mutual fund and six employee benefit and personal trust common stock funds.

     Marcia Zercoe Myers joined Susan Schnaars as co-manager of Income Portfolio in September 1994. Ms. Zercoe Myers comes from Provident Capital Management where she was head of the fixed-income department. She has over 12 years of experience in investment management.

     Investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

TRANSFER AGENT
--------------------------------------------------------------------------------

     Mutual Funds Service Company ("MFSC"), 73 Tremont Street, Boston, Massachusetts 02108, provides transfer agent and related services for the Portfolios. As the transfer agent, MFSC maintains shareholder accounts and records for the Portfolios.

ADMINISTRATOR
--------------------------------------------------------------------------------

     Fidelity Distributors, an affiliate of Fidelity Management & Research Company ("FMR"), 82 Devonshire Street, Boston, MA, serves as the Portfolios' administrator under the Administration Agreement dated April 12, 1993 between Fidelity Distributors and the Fund. Fidelity Distributors is a Massachusetts corporation organized on July 18, 1960, and is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers.

     As the administrator, Fidelity Distributors assists in each Portfolio's administration and operation, including providing facilities for maintaining each Portfolio's organization, supervising relations with the custodian, transfer and pricing agents, accountants, underwriters and other persons dealing with each Portfolio, preparing all general shareholder communications and conducting shareholder relations, maintaining (or providing for the maintenance of) the Fund's records and the registration of each Portfolio's shares under federal and state law, developing management services for the Portfolios and furnishing reports, evaluation and analyses on a variety of subjects to the Board. Fidelity Distributors may utilize the resources of its affiliate, FMR, in performing certain of these responsibilities. Fidelity Distributors is entitled to receive an annual fee of .15% of each Portfolio's average daily net assets, paid monthly, for services performed under the Administration Agreement. Fidelity Distributors, in its sole discretion, may waive all or any portion of its administration fee for any Portfolio. Any such voluntary waiver, which can be discontinued at any time, will increase each Portfolio's yield for the period during which the waiver is in effect.

DISTRIBUTION AND SERVICING OF THE SHARES
--------------------------------------------------------------------------------

     Fidelity Distributors also acts as distributor of the Shares pursuant to a General Distribution Agreement with the Fund dated April 12, 1993 between Fidelity Distributors and the Fund. Fidelity Distributors is the principal underwriter of the Fund. First Maryland neither participates in nor is responsible for the underwriting of the Shares.

     The Board has adopted a Distribution Plan on behalf of the Retail Class of each Portfolio pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). The Distribution Plan provides for payment of a fee to Fidelity Distributors of up to .75% of average daily net assets of the Retail Class of each Portfolio. The Board has approved the following distribution fee rates: .25% of the average net assets of the Retail Class of each of the ARK Money Market Portfolios, .30% of the average net assets of the Retail Class of Income Portfolio. .40% of the average net assets of the Retail Class of each of Growth and Income Portfolio and Capital Growth Portfolio, .40% of the average net assets of the Retail Class of Special Equity Portfolio and .30% of the average net assets of the Retail Class of Maryland Tax-Free Portfolio.

     Under a Shareholder Services Plan in effect with respect to the Retail Class of each Portfolio, the Retail Class of each Portfolio may pay shareholder servicing fees to Investment Professionals at an annual rate of up to .25% of the average daily net assets of the Shares attributable to their customers for providing ongoing shareholder support services to their customers with accounts in such class, including responding to shareholder communications, account balance maintenance and dividend posting. The Board has approved an annual shareholder servicing fee rate of .15% of the average net assets of the Retail Class of each Portfolio. All or any portion of the 12b-1 fee and/or the shareholder service fee for any Portfolio may be waived at any time. Any such voluntary waiver, which can be discontinued at any time, will increase such Portfolio's yield for the period during which the waiver is in effect.

     Fidelity Distributors and/or investment professionals that receive portions of the distribution fees from Fidelity Distributors, pay for the cost of printing (but not typesetting) and mailing to prospective investors prospectuses and other materials relating to the Retail Class, as well as for related direct mail, advertising and promotional expenses.

     The Distribution Plan does not obligate the Portfolios to reimburse Fidelity Distributors for the actual expenses Fidelity Distributors may incur in fulfilling its obligations under the Distribution Plan on behalf of the Retail Class. Thus, under the Distribution Plan, even if Fidelity Distributors' actual expenses exceed the fee payable to Fidelity Distributors thereunder at any given time, the Portfolios will not be obligated to pay more than that fee. If Fidelity Distributors' expenses are less than the distribution fee it receives, Fidelity Distributors will retain the full amount of the fee.

BANKING LAW MATTERS
--------------------------------------------------------------------------------

     Banking laws and regulations generally permit a bank or bank affiliate to act as an investment adviser and to purchase shares of an investment company as agent for and upon the order of a customer. However, banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities. Upon advice of counsel, the Board believes that First Maryland may perform the advisory services described in this Prospectus for each Portfolio and its shareholders without violating applicable federal banking laws or regulations.

     However, judicial or administrative decisions or interpretations of, as well as changes in, either federal or state statutes or regulations relating to the activities of banks and their affiliates could prevent a bank or bank affiliate from continuing to perform all or a part of the activities contemplated by this Prospectus. If banks or bank affiliates were prohibited from so acting, changes in the operation of the Fund might occur. It is not anticipated, however, that any such change would affect the Shares' NAVs or result in any financial loss to any shareholder.

TAX MATTERS
--------------------------------------------------------------------------------

     The following discussion is only a brief summary of some of the important tax considerations generally affecting the Portfolios and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Portfolios should consult their tax advisers with specific reference to their own tax situation.

     Each Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as a Portfolio qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that constitute "exempt interest dividends" or that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares.

     Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of any Portfolio will be taxed to shareholders as long-term capital gains at a maximum marginal rate of 28%, regardless of the length of time a shareholder has held shares, whether such gain was reflected in the price paid for the shares, or whether such gain was attributable to bonds bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed as ordinary income at a maximum marginal rate of 39.6%. Corporate taxpayers are currently taxed at the same maximum marginal rates on both ordinary income and capital gains.

     Tax-Free Money Market Portfolio and Maryland Tax-Free Portfolio intend to pay substantially all of their respective dividends as "exempt interest dividends." Investors in these Portfolios should note, however, that taxpayers are required to report the receipt of tax-exempt interest and "exempt interest dividends" in their federal income tax returns and that in two circumstances such amounts, while exempt from regular federal income tax, are taxable to persons subject to alternative minimum tax. Alternative minimum tax is currently imposed at a maximum marginal rate of 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers. First, tax-exempt interest and "exempt interest dividends" derived from certain private activity bonds issued after August 7, 1986, will generally constitute an item of tax preference for corporate and non-corporate taxpayers in determining alternative minimum tax liability. Tax-Free Money Market Portfolio and Maryland Tax-Free Portfolio intend to avoid investing their assets in such private activity bonds but may do so if required by market conditions. Second, tax-exempt interest and "exempt interest dividends" derived from all municipal securities must be taken into account by corporate taxpayers in determining their adjusted current earnings adjustments for alternative minimum tax purposes. Realized market discount on tax-exempt obligations purchased after April 30, 1993, is treated as ordinary income and not as capital gain. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should further note that tax-exempt interest and "exempt interest dividends" will be taken into account in determining the taxability of their benefit payments.

     Tax-Free Money Market Portfolio and Maryland Tax-Free Portfolio will determine annually the percentage of their respective net investment incomes that is fully tax-exempt, the percentage which constitutes an item of tax preference for alternative minimum tax purposes and the percentage which is fully taxable, and will apply such percentages uniformly to all distributions declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

     To the extent that Tax-Free Money Market Portfolio and Maryland Tax-Free Portfolio income dividends and capital gain distributions are derived from Maryland state tax-free investments, they will be free from Maryland state and county taxes (including City of Baltimore local taxes).

     The Fund anticipates that a substantial portion of dividends paid by Capital Growth Portfolio, Growth and Income Portfolio and Special Equity Portfolio will be eligible for the 70% dividends received deduction allowed to certain corporations to the extent of the gross amount of qualified dividends received, respectively, by each Portfolio for the year. However, corporate shareholders will have to take into account the entire amount of any dividend received in determining their adjusted current earnings adjustment for alternative minimum tax purposes. The dividends received deduction is not available for capital gain dividends.

     Many state income tax laws exempt from taxation dividends paid by a regulated investment company to the extent such dividends are derived from interest paid on U.S. Treasury obligations. The Fund will advise shareholders annually of the percentage of the ordinary income dividends paid by each Portfolio that is attributable to interest earned on U.S. Treasury obligations.

     The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. Each Portfolio intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

     Investors should be careful to consider the tax implications of buying Shares just prior to a distribution. The price of Shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received. The foregoing considerations do not apply to the purchase of Shares of the ARK Money Market Portfolios, which are offered at the constant NAV of $1.00.

     Shareholders who exchange shares representing interests in one Portfolio for Shares representing interests in another Portfolio will generally recognize capital gain or loss for federal income tax purposes.

     To avoid being subject to federal income tax withholding at the rate of 31% on taxable dividends, distributions and redemption payments, shareholders must furnish the Fund with their taxpayer identification numbers and certify under penalties of perjury that the number provided is correct and that they are not subject to backup withholding for any reason. Redemptions of Shares are reported annually on information returns that are filed with the IRS with respect to each shareholder that is not otherwise exempt.

     Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. federal income tax treatment.

                                     * * *

     An investment in any one Portfolio is not intended to constitute a balanced investment program. Shares of Tax-Free Money Market Portfolio and Maryland Tax-Free Portfolio would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Internal Revenue Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt. Therefore, such plans and accounts would not gain any additional benefit from the Portfolios dividends' tax-exempt status and, moreover, such dividends would be taxable when distributed to the beneficiary.

     Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in one or more Portfolios of the Fund. From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the Federal tax exemption on municipal obligations. If such a proposal were enacted, the ability of Tax-Free Money Market Portfolio and Maryland Tax-Free Portfolio to pay exempt-interest dividends might be adversely affected. Shareholders are also urged to consult their tax advisers concerning the application of state and local income taxes to investments in the Fund, which may differ from the Federal income tax consequences described above.

GENERAL INFORMATION
--------------------------------------------------------------------------------

     ARK Funds is an open-end diversified management investment company organized as a Massachusetts business trust pursuant to a Declaration of Trust dated October 22, 1992 and amended and restated on March 19, 1993. The Board supervises Fund activities and reviews contractual arrangements with companies that provide the Portfolios with services. The Fund may issue an unlimited number of shares of each of its portfolios. The Shares of a Portfolio have equal voting, liquidation and other rights. When issued and paid for, Shares will be fully paid and non-assessable by the Fund and will have no preference, conversion, exchange or preemptive rights. The Board may authorize the Fund to offer other portfolios which may differ in the types of securities in which their assets may be invested.

     As a Massachusetts business trust, the Fund is not required to hold annual shareholder meetings, although special meetings may be called for a specific portfolio or class of shares with respect to issues affecting that portfolio or class, for the Fund as a whole for purposes such as electing or removing Trustees. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. Separate votes are taken by a class of shares, portfolio, or the Fund if a matter affects just that class, portfolio or the Fund, respectively.

     The Fund offers three classes of shares of each ARK Money Market Portfolio; two classes of shares of Income Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Special Equity Portfolio and Maryland Tax-Free Portfolio; and one class of shares of International Equity Portfolio. The classes of shares of a Portfolio have a common investment objective and investment limitations and policies. The classes of shares of a Portfolio have different sales charges and other expenses that may affect performance. You may obtain more information on the classes of shares not offered through this Prospectus by calling 1-800-624-4116 or from your investment professional.

APPENDIX
--------------------------------------------------------------------------------

     The following paragraphs provide a brief description of the securities in which Portfolios may invest and the transactions they may make. A Portfolio's investments are not limited by this discussion, however, and a Portfolio may include other types of securities and other types of transactions consistent with its investment objective.

     A complete listing of the Portfolios' policies and limitations and more detailed information about the Portfolios' investments are contained in the Portfolios' SAI. Current holdings and recent investment strategies are described in the Portfolios' financial reports, which are sent to shareholders twice a year.

     The ARK Non-Money Market Portfolios, except Maryland Tax-Free Portfolio, may invest in AMERICAN DEPOSITORY RECEIPTS AND EUROPEAN DEPOSITORY RECEIPTS ("ADRs" and "EDRs"). ADRs and EDRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

     Each Portfolio, except U.S. Treasury Money Market Portfolio and U.S. Government Money Market Portfolio, may purchase ASSET-BACKED SECURITIES which consist of undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or senior subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificate holder generally has no recourse to the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities' weighted average life and may lower their return. (As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments.)

     Each Portfolio, except U.S. Treasury Money Market Portfolio and U.S. Government Money Market Portfolio may purchase BANK OBLIGATIONS. These include: bankers' acceptances which are negotiable obligations of a bank to pay a draft which has been drawn on it by a customer; certificates of deposit which are negotiable certificates representing a commercial bank's obligation to repay funds deposited with it, earning specified rates of interest over given periods or issued at a discount: and time deposits which are non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

     Each Portfolio, except U.S. Treasury Money Market Portfolio and U.S. Government Money Market Portfolio, may purchase COMMERCIAL PAPER. Commercial paper is an obligation issued by a bank, broker-dealer, corporation and other entities for purposes such as financing its current operations.

     The ARK Non-Money Market Portfolios may purchase CONVERTIBLE SECURITIES. Convertible securities are usually preferred stock or bond issues that may be converted or exchanged by the holder into shares of the underlying common stock at a stated exchange ratio. A convertible security may also be subject to redemption by the issuer but only after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Portfolio is called for redemption, that Portfolio could be required to tender it for redemption, convert it to the underlying common stock, or sell it to a third party.

     Each Portfolio, except U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio and Maryland Tax-Free Portfolio, may invest in EURODOLLARS, YANKEE DOLLARS AND FOREIGN BANK OBLIGATIONS which involve risks that are different from investments in securities of U.S. banks. These risks may include future unfavorable political and economic developments, withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches and agencies. Foreign branches of domestic banks are not regulated by U.S. banking authorities and generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks. For this purpose, domestic banks include foreign branches of domestic banks for which the domestic parent is unconditionally liable in the event the foreign branch failed to pay on its instruments for any reason.

     Each Portfolio, except U.S Treasury Money Market Portfolio, U.S. Government Money Market Portfolio and Maryland Tax-Free Portfolio, may invest in U.S. dollar-denominated securities of foreign issuers. Each ARK Non-Money Market Portfolio, except Maryland Tax-Free Portfolio may invest in FOREIGN SECURITIES denominated in foreign currencies. Foreign investments involve risks in addition to the risks inherent in domestic investments. A Portfolio's foreign securities and securities denominated in or indexed to foreign currencies may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid or more volatile than U.S. markets, and may offer less protection to investors. In addition to the political and economic factors that can affect foreign securities, a governmental issuer may be unwilling to repay principal and interest when due, and may require that the conditions for payment be renegotiated. These factors could make foreign investments, especially those in developing countries, more volatile. First Maryland considers these factors in making investments in foreign securities for a Portfolio. There is no direct limitation specifically intended to limit the amount of each Portfolio's assets that may be invested in foreign securities or in any one country or currency.

     Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign securities may be unwilling to re-pay principal and interest when due, and may require that the conditions for re-payment be renegotiated. All these factors can make foreign investments, especially those in developing countries, more volatile.

     The ARK Non-Money Market Portfolios, except Maryland Tax-Free Portfolio, may enter into FORWARD CURRENCY CONTRACTS(agreements to exchange one currency for another at a future date) to manage currency risks and to facilitate transactions in foreign securities. Although forward currency contracts can be used to protect a Portfolio from adverse exchange rate changes, they involve a risk of loss if First Maryland fails to predict foreign currency values correctly.

     HEDGING STRATEGIES. The ARK Non-Money Market Portfolios may buy and sell options on securities, currencies, futures contracts and options on such contracts ("Hedging Instruments") to manage their exposure to changing interest rates, security prices, and currency exchange rates. Some strategies using these instruments, including selling futures, buying puts and writing calls, tend to hedge the Portfolio's investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. Hedging Instruments may be used in combination with each other or with forward currency contracts in order to adjust the risk and return characteristics of the overall strategy. A Portfolio may invest in Hedging Instruments based on any type of security, index, or currency, including options and futures traded on foreign exchanges and options not traded on exchanges. These strategies may increase the volatility of the Portfolios and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these strategies could result in a loss to a Portfolio if the counterparty to the transaction does not perform as promised.

     Hedging Instruments can be volatile investments, and involve certain risks. If First Maryland applies a hedge at an inappropriate time or judges market conditions incorrectly, use of Hedging Instruments may lower a Portfolio's return. A Portfolio could also experience a loss if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

     No Portfolio will hedge more than 25% of its total assets by selling futures, writing calls, and buying puts under normal conditions. In addition, a Portfolio will not buy futures or write puts where the value of the underlying investment exceeds 25% of its total assets, and will not buy calls with a value exceeding 5% of its total assets.

     Under currently applicable regulations, each ARK Money Market Portfolio, except U.S. Treasury Money Market Portfolio, may invest up to 10% of its net assets in ILLIQUID SECURITIES; the ARK Non-Money Market Portfolios may invest up to 15% of their respective net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of in the usual course of business within seven days of the usual course of business without taking a reduced price. Generally, securities subject to restriction on resale, variable rate demand notes, repurchase agreements with more than seven days to maturity, and time deposits are considered to be illiquid unless First Maryland determines, in accordance with guidelines established by the Board, that such securities are readily marketable. The absence of a trading market can make it difficult to ascertain a market value for illiquid securities, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price. In addition, unless securities are registered for sale, securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

     The ARK Non-Money Market Portfolios may invest in INDEXED SECURITIES whose value depends on the price of securities indices, or other financial indicators. These include commercial paper and certificates of deposit. These securities may be positively or negatively indexed; that is, their value may increase or decrease if the underlying instrument appreciates. Some indexed securities may be based on underlying instruments whose total value is greater than the value of the indexed security itself. Some indexed securities may be based on underlying instruments whose total value is greater than the value of the indexed instrument itself.

     Special Equity Portfolio may purchase LOWER-RATED DEBT SECURITIES which are high-yielding debt securities, or junk bonds, (those rated Ba or lower by Moody's or BB or lower by S&P) that have poor protection against default in the payment of principal and interest. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities, and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. The table below provides a summary of ratings assigned to these DEBT SECURITIES (not including money market instruments) that may be included in the fund's portfolio.

 MOODY'S        S&P
 RATING       RATING               DESCRIPTION
---------    ---------    ------------------------------
                          INVESTMENT GRADE
Aaa/Aa/A     AAA/AA/A     Highest quality/high quality/
                            upper medium grade
   Baa          BBB       Medium grade
                          LOWER QUALITY
   Ba           BB        Moderately speculative
    B            B        Speculative
   Caa          CCC       Highly speculative
  Ca/C         CC/C       Poor quality/lowest quality,
                            no interest
   --            D        In default, in arrears

     Income Portfolio, Growth and Income Portfolio and Special Equity Portfolio may purchase MORTGAGE-BACKED SECURITIES issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. Mortgage-backed securities include mortgage pass-through securities, mortgage-backed securities, and mortgage pay-through securities. A mortgage pass-through security is a pro-rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. Mortgage-backed bonds are general obligations of their issuers, payable out of the issuers' general funds and additionally secured by a first lien on a pool of mortgages. Mortgage pay-through securities exhibit characteristics of both pass-throughs and mortgage-backed bonds. Mortgage-backed securities also include other debt obligations secured by mortgages on commercial real estate or residential properties. The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Because mortgage securities pay both principal and interest as their underlying mortgages are paid off, they are subject to pre-payment risk. Pre-payment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns. Finally, the value of a mortgage security may be affected by changes in market interest rates.

     Each Portfolio, except U.S. Treasury Money Market Portfolio and U.S. Government Money Market Portfolio, may purchase MUNICIPAL OBLIGATIONS which are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues, and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights on municipal securities holders. A Portfolio may own a municipal security directly or through a participation interest.

     Each Portfolio, except U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio, may enter into REPURCHASE AGREEMENTS AND SECURITIES LOANS. In a repurchase agreement, the Portfolio buys a security at one price and simultaneously commits to resell that security back at a higher price. The Portfolios may also make securities loans to broker-dealers and institutional investors. In the event of bankruptcy of the other party to either a repurchase agreement or a securities loan, a Portfolio could experience delays in recovering its cash or the securities it lent. To the extent, in the meantime, the value of the securities purchased had decreased, or the value of the securities lent had increased, the Portfolio could experience a loss. In all cases, First Maryland must find the creditworthiness of the other party to the transaction satisfactory.

     BORROWING MONEY AND REVERSE REPURCHASE AGREEMENTS. Each Portfolio may borrow money by engaging in reverse repurchase agreements. In a reverse repurchase agreement a Portfolio sells a portfolio instrument to another party, such as a bank, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness is deemed satisfactory.

     The ARK Non-Money Market Portfolios may enter into SHORT SALES with respect to securities owned ("short sales against the box"). These transactions may help to hedge against the effect of price declines, but may result in losses if the price of the underlying securities increases.

     Each Portfolio, except U.S. Treasury Money Market Portfolio, may purchase U.S. GOVERNMENT SECURITIES which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. They may be backed by the full faith and credit of the U.S government as a whole or only by the issuing agency. For example, securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation are supported only by the credit of the issuing agency, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury securities and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association, are backed by the full faith and credit of the U.S. government and are the highest quality government securities.

     Each Portfolio, except U.S. Treasury Money Market Portfolio, may purchase VARIABLE OR FLOATING RATE INSTRUMENTS. Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand full payment from issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate, while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value. Many variable and floating rate instruments also carry demand features that permit a Portfolio to sell them at par value plus accrued interest on short notice.

     Special Equity Portfolio may invest in WARRANTS which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments because they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights in the assets of the issuing company. The value of a warrant may be more volatile than the value of the securities underlying the warrants. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

     Each Portfolio may engage in transactions on a WHEN-ISSUED or DELAYED-DELIVERY basis. The market value of securities purchased in this way may change before the delivery date, which could affect the market value of the assets and could increase fluctuations in a Portfolio's share price, yield and return. Ordinarily, the Portfolios will not earn interest on the securities purchased until they are delivered.

     Each Portfolio may purchase ZERO COUPON DEBT SECURITIES which do not make regular interest payments. Instead, they are sold at a deep discount from their face value. In calculating its daily dividend, each Portfolio takes into account as income a portion of the difference between these securities' purchase prices and their face values. Because they do not pay current income, the prices of zero coupon debt securities can be volatile when interest rates change.

ADDITIONAL INVESTMENTS FOR TAX-FREE MONEY MARKET PORTFOLIO AND MARYLAND TAX-FREE PORTFOLIO
--------------------------------------------------------------------------------

     MUNICIPAL LEASE OBLIGATIONS are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the interest is assigned. If funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Portfolio. Certificates of participation in municipal lease obligations or installment sales contracts entitle the holder to a proportionate interest in the lease-purchase payments made. Each Portfolio will only purchase rated municipal lease obligations.

     MUNICIPAL SECURITIES include general obligation securities, which are backed by the full taxing power of a municipality, and revenue securities, which are backed by the revenues of a specific tax, project, or facility. Industrial development bonds are a type of revenue bond backed by the credit and security of a private issuer and may involve greater risk.

     REFUNDING CONTRACTS. The Portfolios may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the Portfolio to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. Although a Portfolio may sell its rights under a refunding contract, these contracts are relatively new and the secondary market for them may be less liquid than the secondary market for other types of municipal securities.

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     RESOURCE RECOVERY BONDS are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

     TAX AND REVENUE ANTICIPATION NOTES are issued by municipalities in expectation of future tax or other revenues, and are payable from those specific taxes or revenues. Bond anticipation notes normally provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs.

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BS-2870A-9506
ARKPROR-6/95